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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 7, 1999


                              ICHOR CORPORATION
            (Exact name of Registrant as specified in its charter)


                                   Delaware
                           (State of Incorporation)


             000-25132                                 25-1741849
     (Commission File Number)             (I.R.S. Employer Identification No.)


     Suite 1250, 400 Burrard Street, Vancouver, British Columbia  V6C 3A6
       (Address of principal executive offices, including postal code)


                                (604) 683-5767
             (Registrant's telephone number, including area code)


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ITEM 5.    OTHER EVENTS

On December 7, 1999, ICHOR Corporation ("ICHOR") completed the sale and issuance of 97,206 shares of 5% Cumulative Redeemable Convertible Preferred Stock, Series 2 in consideration of debt forgiveness of $972,060.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits:

Exhibit
Number                    Description
-------                   -----------

  4.1               Certificate of Designations.

  10.1 Debt Settlement Agreement between Drummond Financial Corporation and ICHOR Corporation dated November 30, 1999.


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                    ICHOR CORPORATION

                                                    By:  /s/ Roy Zanatta
                                                    --------------------
                                                    Roy Zanatta
                                                    Secretary


Date:  December 7, 1999


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                               ICHOR CORPORATION
                                   FORM 8-K

                                 EXHIBIT INDEX

Exhibit
Number                    Description
-------                   -----------

  4.1               Certificate of Designations.

  10.1 Debt Settlement Agreement between Drummond Financial Corporation and ICHOR Corporation dated November 30, 1999.